UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K /A

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 7, 2008

Marani Brands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-123176	20-2008579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13152 Raymer Street, Suite 1A
North Hollywood, CA 91605
(Address of principal executive offices) (zip code)

(818) 503-5200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 14, 2008 we filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the closing of our acquisition of Margrit Enterprises International, Inc., a California corporation (“MEI”) on April 7, 2008. On June 23, 2008, we filed our Current Report on Form 8-K/A (the “Amendment”), which amended and supplemented the Initial Report to include the financial statements required by Item 9.01, with the exception of the unaudited pro forma balance sheet, related statement of operations, statement of stockholders’ equity (deficit) and statement of cash flows of Marani Brands, Inc., for the year ended June 30, 2007.

This amended Form 8-K/A amends and supplements our June 23, 2008 Current Report on Form 8-K to include the pro forma financial statements required by Item 9.01

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Audited balance sheets of Margrit Enterprises International, Inc. for the three month periods ended December 31, 2007, and 2006, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the two years for the three month period ended December 31, 2007; a copy of which is attached as Exhibit 99.1 to our Current Report on Form 8-K/A filed June 23, 2008, and is incorporated by reference.

Unaudited balance sheets of Marani Brands, Inc. (formerly known as Fit for Business International, Inc.) as of March 31, 2007, and 2006, and the related statements of operations, changes in stockholders’ equity and cash flows for the three month periods ended March 31, 2008 and 2007; a copy of which was filed with the Securities and Exchange Commission on May 20, 2008 in our From 10-QSB, and which is incorporated by reference as Exhibit 99.2.

(b)	Pro Forma Financial Information

Unaudited pro forma balance sheet, related statement of operations, statement of stockholders’ equity (deficit) and statement of cash flows of Marani Bands, Inc., for the year ended June 30, 2007.

(c)	Exhibits

Exhibit Number	Title

23.1	Consent of Gruber & Company, LLC

99.1
Audited balance sheets of Margrit Enterprises International, Inc. for the three month periods ended December 31, 2007, and 2006, and the related statements of operations, changes in stockholders’ equity and cash flows for each of the two years for the three month period ended December 31, 2007, filed as Exhibit 99.1 to our Current Report on Form 8-K/A filed June 23. 2008.

99.2
Unaudited balance sheets of Marani Brands, Inc. (formerly known as Fit for Business International, Inc.) as of March 31, 2007, and 2006, and the related statements of operations, changes in stockholders’ equity and cash flows for the three month periods ended March 31, 2008 and 2007, as filed with the Securities and Exchange Commission on May 20, 2008 in our From 10-QSB

99.3	Unaudited pro forma balance sheet, related statement of operations, statement of stockholders’ equity (deficit) and statement of cash flows of Marani Bands, Inc., for the year ended June 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2008	Marani Brands, Inc., a Nevada corporation

	/s/	Margrit Eyraud
	By:	Margrit Eyraud
	Its:	Chief Executive Officer